                                                                    Exhibit 10.8

        An asterisk ([*]) indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission as part of a Confidential Treatment Request.


              FIXED PRICE ENGINEERING, PROCUREMENT AND CONSTRUCTION
                                    CONTRACT

         THIS ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT (this "Contract") is entered into effective this 23rd day of September, 1999, by and between TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Tenaska"), and WILLBROS ENGINEERS, INC., a Delaware corporation (the "Contractor").

                                   WITNESSETH:

         WHEREAS, Tenaska intends to construct, own and operate a dispatchable electric generating facility together with related equipment and other improvements (the "Plant") at a location in Heard County, Georgia (the "Plant Site"); and

         WHEREAS, Tenaska desires to engage Contractor, and Contractor desires to be engaged, to provide turnkey services (engineering, material procurement, and construction) for a 20-inch natural gas transmission pipeline for approximately 6,500 feet from the Transcontinental Gas Pipeline Corporation ("Transco") meter station to the Plant Site (the "Pipeline").

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises and covenants contained herein, the parties, intending to be legally bound, agree as follows:

                                   DEFINITIONS

         The following terms shall have the meanings specified when used in this
Contract:

         APPLICABLE LAWS means all laws, ordinances, rules, regulations, orders, interpretations, requirements, standards, codes, resolutions, licenses, permits, judgments, decrees, injunctions, writs and orders of any court, arbitrator, or governmental (federal, national, state, municipal, local or other), agency, body, instrumentality or authority that are applicable to either or both of the Parties, the Pipeline, the Work or the terms of this Contract, including all environmental and Hazardous Materials laws which are at any time applicable to performing the Work.

         DRAWINGS include, without limitation: all renderings, technical and design drawings, specifications, plans, layouts, diagrams, illustrations, descriptions, calculations, schedules, graphs, performance charts; graphic or pictorial material needed to show locations, dimensions, elevations, sections, and details; all documents necessary to fix and describe the size, quality and composition of the Pipeline; supplier operating and maintenance manuals, recommended spare parts lists, documents required to support permitting and licensing and, all other operations data pertinent to the Pipeline. The Drawings shall set forth and detail all requirements for the construction of the Pipeline, provide all instructions customarily necessary in the trade and shall include documents required for regulatory agency approval. At the time the Drawings are delivered to Tenaska, they become the property of Tenaska and Contractor shall only maintain drawings in support of this Contract.

         EQUIPMENT means all engineered, manufactured and produced items, materials, supplies and goods required to be incorporated into the Pipeline for the construction and operation of the Pipeline in accordance with this Contract.

         HAZARDOUS MATERIALS means (i) "hazardous materials", "hazardous substances", or "toxic substances" or "contaminants" as those terms are defined under any environmental law of the United States or of the State of Georgia, as the same may be amended from time to time, and in the rules and regulations adopted or promulgated in respect thereof,
         (ii) petroleum and petroleum products, including crude oil and fractions thereof, (iii) any other hazardous, radioactive, toxic or noxious substance, material, pollutant or solid, liquid or gaseous waste, and (iv) any substance that, whether by its nature or its use, is subject to regulation under any environmental law.

         SUBSTANTIAL COMPLETION means that the Pipeline has satisfied the tests described in Appendix A and is available for use in accordance with its intended purpose.

         WORK means all of the obligations of Contractor under this Contract.

         WORKSITE means the right-of-way or other property on, over or under which the Pipeline is to be constructed, including any property over which construction easements are obtained.

                      ARTICLE I - OBLIGATIONS OF CONTRACTOR

         1.1 SELECTION OF CONTRACTOR. Tenaska hereby engages Contractor, and Contractor accepts such engagement, to provide engineering, material procurement, and construction of the Pipeline, on a turnkey basis, for and on behalf of Tenaska pursuant to the provisions of this Contract.

         1.2 STANDARDS OF PERFORMANCE. Contractor shall, in the performance of the Work, use the full measure of care, diligence and good faith commensurate with generally accepted professional standards and, to the extent that any of the duties directly or indirectly related to the Work are discretionary, act fairly and in good faith as between Tenaska and any third parties.

         1.3 SCOPE OF THE WORK. Contractor shall provide the Work described in Appendix A, which is attached to, incorporated in and forms part of this Contract. The Scope of Work includes (a) furnishing the design and engineering for the Pipeline, including the preparation of all Drawings, which design and engineering shall meet the requirements of this Contract and shall be prepared and implemented in accordance with all Applicable Laws; provide and implement purchasing, construction, expediting, inspection, and testing in accordance with all performance and other requirements of this Contract and all Applicable Laws (together with all services related thereto) as required by this Contract or as may be necessary to provide Tenaska with the Pipeline meeting all terms, conditions, specifications and standards set forth in this Contract; provide all labor, Equipment, procurement of Equipment, (together with all services provided or to be provided by Contractor) to fulfill the Contractor's obligations to provide the Pipeline; perform all change orders; and, perform in accordance with all of Contractor's representations, covenants and warranties as set forth in this Contract.


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

         1.4 RESPONSIBILITIES OF TENASKA. Tenaska shall furnish Contractor with all right-of-way easements and Contractor shall be required to obtain all other construction permits. Tenaska shall furnish Contractor with basic design criteria and process descriptions as a basis for Contractor's performance of the Work. If Tenaska has not furnished Contractor with all right-of-way easements necessary for the Pipeline by January 1, 2000, then Contractor shall be entitled to an extension of the Scheduled Completion Date by up to one day for each day until all such right-of-way easements are obtained by Tenaska, provided that the period of extension to the Scheduled Completion Date shall not exceed the period of actual delay determined in accordance with the following:

         (A) Contractor demonstrates that such delay will delay any item on the critical path so as to delay Contractor's achievement of Substantial Completion;
         (B) Contractor provides reasonable detailed support for the number of days of change requested in the Scheduled Completion Date as a result of such delay;
         (C) Contractor demonstrates that it will use all reasonable efforts to maintain the Scheduled Completion Date as if the delay had not occurred; and
         (D) Contractor demonstrates specific actions which will be taken to work around or mitigate the impact of the delay on the Scheduled Completion Date.

         1.5 COMMENCEMENT AND COMPLETION OF THE WORK. Upon execution of this Contract, Contractor shall commence performance of the Work under this Contract and shall achieve Substantial Completion by September 1, 2000, subject to any extensions permitted in accordance with Section 3.5 ("Scheduled Completion Date"). If at anytime it becomes apparent in the reasonable opinion of Tenaska that the Scheduled Completion Date cannot be achieved, Contractor shall take all necessary action, including increasing the number of personnel and labor on the project and implementing overtime and double shifts to accelerate the progress of the Work so as to achieve the Scheduled Completion Date.

         1.6 LIQUIDATED DAMAGES. There shall be no liquidated damages applicable to Contractor until the "Liquidated Damages Date" which shall be the later of
(a) the Scheduled Completion Date, as extended in accordance with Section 3.5 and (b) November 20, 2000. For each full day or part thereof that Substantial Completion is not achieved after the Liquidated Damages Date, Contractor shall pay to Tenaska liquidated damages in the amount of Five Thousand Dollars ($5,000), with a maximum cap of forty (40) days. It is understood and agreed between the parties that the terms, conditions and amounts fixed for liquidated damages are reasonable, considering the damages that Tenaska will sustain in the event of Contractor's failure to meet the requirements for completion of the Work as set forth in Section 1.5 and that these amounts are agreed upon and fixed as liquidated damages because of the difficulty of ascertaining the exact amount of damages that may be sustained by Tenaska and shall be applicable regardless of the actual amount of damages sustained. Subject to the right of Tenaska to terminate this Contract pursuant to Section 1.18, liquidated damages shall be the sole and exclusive liability of Contractor for any delay in achieving the Scheduled Completion Date. The amount of liquidated damages Contractor is liable for pursuant to the terms of this Contract shall become due to Tenaska fifteen (15) days after the Scheduled Completion Date and liquidated damages shall continue to be payable monthly thereafter until Substantial Completion is achieved.


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

         1.7 NO REPRESENTATIONS TO CONTRACTOR. Contractor acknowledges and agrees that this Contract is made for the consideration set forth herein, and that Contractor has, by examination, satisfied itself as to the nature and location of the Worksite on which the Work is to be performed, the character, quantity and kind of materials and conditions to be encountered, the character, quantity and kind of equipment, tools, machinery, supplies, manpower and other items needed in connection with the performance of the Work, and the Worksite location and conditions and all other matters which may in any way affect the performance of the Work. Contractor shall be responsible for all Worksite preparation, including proper clearing, grubbing and disposal of brush, trees and other vegetation; providing temporary and permanent drainage and drainage structures; removal of debris; all necessary investigation, analysis, testing and determination concerning the condition, contents or integrity of the subsurface, underground and/or soils conditions of the Worksite. In performing Worksite preparation, Contractor shall be responsible for and assumes the cost of any construction, engineering or structural conditions, including those caused by the presence of organic materials (except Hazardous Materials which were present prior to the execution of this Contract ("Pre-existing Hazardous Materials"), archaeological remains and artifacts), inadequate soil bearing qualities or underground water and other unknown or unforeseen subsurface conditions. Contractor's failure to acquaint itself with any general or local condition listed above or otherwise or circumstances affecting the Work existing as of the date of this Contract will neither relieve it from the responsibility for successfully performing this Contract, nor entitle Contractor to an adjustment to the fixed price or the Scheduled Completion Date. Tenaska will not entertain, nor have any liability for, claims relating to, or arising out of, unknown or unforeseen subsurface conditions, (other than with respect to Pre-existing Hazardous Materials, archaeological remains or artifacts).

         1.8 OWNERSHIP OF DRAWINGS AND OTHER ITEMS. All Drawings and other tangible evidence of Contractor's Work product prepared under this Contract shall become and remain the sole property of Tenaska, and Contractor agrees not to use or reproduce such items for any other purpose other than in connection with the Pipeline without the prior written consent of Tenaska. Tenaska agrees to indemnify, defend and hold Contractor and the other Indemnitees (as hereinafter defined) harmless from any liability arising out of the use (other than Contractor's use) of such Drawings and other tangible evidence of Contractor's work product on any other projects unless Contractor is retained and compensated for providing engineering services for such other projects. Contractor may retain copies of work product for its records.

         1.9 BOOKS, RECORDS AND INVOICES. Contractor shall keep and maintain accurate books, records and invoices relating to the performance of the Work in such form, substance and detail as Tenaska may reasonably prescribe from time to time for any portion of the Work that may be performed on a time and material basis. Tenaska shall have the right to inspect, examine, copy and audit such records, books and invoices at any reasonable time during the term of this Contract, or within three (3) years after the termination hereof. Contractor shall make such books, records and invoices available for inspection, examination, copying and auditing as upon request by Tenaska. This right of audit will not apply to any of the Work that is performed on a fixed price basis.

         1.10 LIENS. Assuming that Tenaska is current on payments required to be made under Article II, Contractor agrees promptly to pay or discharge all liens, or attachments which may be filed or levied in connection with the performance of the Work, and all taxes levied upon

Contractor, its equipment, employees, property and operations, and to indemnify, defend and hold Tenaska harmless therefrom. The final payment to Contractor under this Contract shall not become due until Contractor delivers to Tenaska a complete release and waiver of all claims for taxes, liens, or attachments arising out of the performance of the Work, and/or, at Tenaska's sole option, receipts showing the discharge thereof and, in either case, an affidavit stating that to the best knowledge of Contractor, such releases and/or receipts include all labor, equipment and material costs or taxes for which a lien, or attachment could be filed. In the event that any claimant shall refuse to furnish such release and/or receipt, Tenaska may, at its option, require Contractor to furnish a bond in an amount and on such terms as are satisfactory to Tenaska to indemnify Tenaska against any such tax, lien, or attachment. In the event that any tax, lien, or attachment remains unsatisfied after all payments are made to Contractor hereunder, Contractor shall pay to Tenaska all of the moneys that they or either of them may be required to pay to effect the discharge thereof, including without limitation all costs and attorneys' fees.

         1.11 INDEMNIFICATION. Contractor shall indemnify and hold Tenaska, its partners, and affiliates, Construction Lender and Independent Engineer, and the directors, officers, shareholders, partners, employees and agents of any of the above-mentioned parties ("Indemnitees") harmless from any and all liability, loss and expense (including costs and attorneys' fees) arising from injury or death to persons or damage to property, to the extent that such loss, injury, death or damage is directly attributable to the negligence or willful misconduct of Contractor or any subcontractor, or breach of this Agreement by Contractor, in the performance of the Work. Contractor is not indemnifying the Indemnitees from their own acts of negligence or willful misconduct. If such liability, loss and expense was caused by or results from the concurrent negligence or willful misconduct of Contractor and/or Contractor's subcontractors and any Indemnitee, Contractor shall not be required to indemnify such Indemnitee for that percentage of the damage, loss or expense which was caused by the negligence or willful misconduct of such Indemnitee. Tenaska shall promptly advise Contractor in writing of any claim, liability, loss or expense which would give rise to a right of indemnification under this Section 1.11. Tenaska shall have the right, at its option and its own expense, to participate in the defense of such claim, without relieving the indemnifying party of its obligations hereunder. In no event shall Contractor or an Indemnitee, be responsible for any special, indirect or consequential damages suffered by the other, as the case may be, arising out of the Work or this Contract, including without limitation any increased operating expense, loss of anticipated revenues or profits, loss of the beneficial use and the loss of any oil, gas or other property.

         1.12 ENVIRONMENTAL MATTERS. Contractor shall, during construction: (i) limit fugitive dust; (ii) avoid run off of contaminated surface water and silt; and (iii) not contaminate ground water, in any manner including by spilling Hazardous Materials. All Hazardous Materials introduced to the Worksite by Contractor or any subcontractor shall be properly used and stored. All spills or releases of Hazardous Materials caused by Contractor or any subcontractor shall be properly disposed of and/or remedied by Contractor, at Contractor's expense, provided that Contractor shall not be responsible for disposal or remediation of Hazardous Materials which were present at any particular Worksite prior to commencement of Work by Contractor at such particular Worksite. Notwithstanding the foregoing, Contractor shall be responsible for disposal and remediation of any spills or releases of Hazardous Materials which result from damage or injury to underground tanks or pipelines located on the Worksite caused by Contractor, but only to the extent that Contractor was aware or should have been aware, using standard industry practices, of the existence of such pipeline or tank.

         1.13 INSURANCE. Contractor shall maintain, and shall cause each authorized subcontractor to maintain, the insurance set forth below during the performance of the Work and shall furnish certificates evidencing such insurance to Tenaska and shall provide forty-five (45) days' advance written notice to Tenaska in the event of any material modification or cancellation with respect to such insurance.

         (a) Comprehensive General Liability Insurance covering all operations for Property Damage and Bodily Injury, endorsed to include the liability assumed in this Contract, with minimum limits of:

                  $2,000,000 combined single limit of liability for Bodily Injury and Property Damage, and Personal Injury resulting from any one occurrence, including the following coverages:

                           (i)      Premises and Operations.

                           (ii) Completed Operations for three (3) years after completion of the Work.

                           (iii) Broad Form Comprehensive General Liability Endorsement to include Blanket Contractual Liability, Personal Injury and Broad Form Property Damage coverage.

                           (iv)     Independent Contractors.

                           (v) Delete Exclusions relative to Collapse, Explosion and Underground Property Hazards.

         (b) Comprehensive Automobile Liability Insurance including owned, non-owned and hired automotive equipment used in the performance of the Work under this Contract, with minimum limits of:

                  $2,000,000 combined single limit of liability for Bodily Injury and Property Damage resulting from any one occurrence.

         (c) Worker's Compensation and Occupational Disease Insurance in compliance with the laws of all jurisdictions covering all persons at all times while employed by Contractor in the performance of the Work. Such insurance shall include coverage for Employer's Liability with a limit of not less than $1,000,000 and, where applicable, endorsed to include coverage for General Maritime remedies; transportation wages, maintenance and cure; United States Longshoremen's and Harbor Worker's Act; Defense Base Act; Death on the High Seas Act; and Jones Act with claims "in rem" insured as a claim against the employer, if applicable.


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

         (d) If aircraft (owned, charted or leased) are used by Contractor in the performance of the Work, the applicable party shall provide:

                  (i) Aircraft Liability Insurance with a limit of not less than $10,000,000 per occurrence.

                  (ii) Passenger Liability Insurance, including crew, of not less than $100,000 per seat on a voluntary seat accident form.

         (e) If watercraft (owned, chartered or leased) are used by Contractor in the performance of the Work, the applicable party shall provide:

                  (i) Protection and Indemnity ("P & I") Insurance, including full Collision Liability with a limit not less than $1,000,000 or the market value of the vessel, whichever is greater. In lieu of this P & I Insurance, the Comprehensive General Liability policy may be endorsed to extend coverage for watercraft.

                  (ii) Hull and Machinery Insurance in an amount equal to the value of the vessel. Where said vessels engage in towing operations, said insurance shall include full tower's liability insurance.

         (f) Excess Liability Insurance over primary General, Automobile, Employer's, Protection and Indemnity and Collision as specified above with a combined Bodily Injury and Property Damage minimum limit of $10,000,000 each occurrence.

         (g) Cargo Insurance covering all job materials while in transit from points of manufacture or supply to the job site, including while said materials are in storage in transit, for the full replacement cost thereof.

         (h) All insurance shall name Tenaska and its lenders, Transco and Great Northern Nekoosa Corporation as additional insureds and shall include a waiver of subrogation in favor of Tenaska and its lenders, Transco and Great Northern Nekoosa Corporation.

         1.14 ALL RISK INSURANCE. Tenaska shall maintain All Risk Builder's Insurance covering the Pipeline for the total installed value thereof during the performance of the Work and shall furnish a certificate evidencing such insurance to Contractor. Such insurance shall commence immediately upon start of Work or when materials come at risk whichever first occurs and shall continue through the completion of construction and testing until Substantial Completion. The All Risk Builder's insurance shall provide for a per occurrence deductible amount not to exceed $100,000, shall name Contractor as an additional insured and shall include a waiver of subrogation in favor of Contractor.

         1.15 CONFIDENTIAL INFORMATION. All data and information acquired by Contractor from Tenaska, pursuant to the Work, shall be for the sole and exclusive benefit of Tenaska, and no part of the same shall be disclosed by Contractor to third parties who are not subcontractors or suppliers of Contractor without the written consent of Tenaska. Disclosure by Contractor to


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

subcontractors or suppliers shall be made on a need to know basis. The provisions of this Section 1.15 shall not apply to data and information within any one of the following categories or any combination thereof: (i) information which was in the public domain prior to receipt thereof from Tenaska or which subsequently becomes part of the public domain by publication or otherwise except by Contractor's wrongful act; (ii) information which Contractor can show was in its possession prior to its receipt thereof from Tenaska; (iii) information received by Contractor from a third party which did not have a confidentiality obligation with respect thereto; or (iv) information that is required to be disclosed by law or court order.

         1.16 PATENT RIGHTS AND COPYRIGHTS. All royalties or other charges for the use of patents or copyrights to be used in the performance of the Work shall be deemed to be included in the compensation to be paid to Contractor under this Contract. Contractor agrees to indemnify, defend and hold Tenaska harmless from any and all damages, costs and expenses, including without limitation attorneys' fees, which may be awarded or assessed against Tenaska for any alleged infringement of any patent or copyright arising out of the Work and/or Tenaska's use of the Pipeline.

         1.17 SECURITY FOR PERFORMANCE. Contractor shall provide a duly executed corporate indemnification and guarantee from an entity or entities whose financial responsibility is acceptable to Tenaska (the "Guarantee"), as a condition precedent to and at the time of execution of this Contract. The duly executed Guarantee must be delivered to Tenaska at the time of the execution of this Contract. The Guarantee shall be provided to Tenaska and Construction Lender in the form of Appendix E, attached hereto and by this reference made a part hereof. If Construction Lender later requires reasonable modifications to the Guarantee, Contractor, as a condition precedent to continuing performance of this Contract, shall furnish Tenaska and Construction Lender with such modified document. If a lien is filed by a subcontractor or supplier, Contractor shall within twenty (20) days of a written request of Tenaska provide a lien bond or other arrangement containing such terms and conditions as are satisfactory and acceptable to Tenaska to remove such lien, or upon Contractor's failure to do so, Tenaska may obtain such bond or other arrangement and remove such lien and pay the cost, including reasonable attorney fees and the amount of or cost for providing for security, from the monthly progress payments otherwise due Contractor, if necessary. In lieu of retainage, Contractor shall, not less than five (5) days prior to the date on which payment is due to Contractor under the first invoice for Work, deliver to Tenaska an irrevocable Letters of Credit in the total aggregate amount of Two Hundred Thirty Two Thousand Six Hundred Twenty Dollars ($232,620) issued by a bank or other financial institution acceptable to Tenaska in the form set forth in Appendix D. Tenaska shall have the right to draw upon the Letter of Credit under the same circumstances and in the same amounts as Tenaska would otherwise have the ability make deductions from payments to Contractor pursuant to Section 2.1 and as allowed by law. Tenaska shall have full discretion to make one or more draws of all or any portion of such Letter of Credit.

         1.18 TERMINATION OF CONTRACT. In addition to the remedy set forth in Sections 1.5 and 1.6 above, in the event that Contractor (i) shall fail to diligently perform the Work, (ii) shall fail to make such progress in the performance of the Work as may be required to coordinate with, or to prevent delay in the performance of, other operations of Tenaska that are necessary in the performance of this Contract, (iii) shall abandon the performance of the Work or any significant portion thereof, (iv) shall fail in any material way to perform the Work in accordance with this Contract or otherwise be in material breach of this Contract, or (v) shall become insolvent,


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

commit any act of bankruptcy or make an assignment for the benefit of creditors, Tenaska shall have the right, without prejudice to any other right or remedy, upon fifteen (15) days' written notice to Contractor, unless such breach is cured prior to the expiration of such notice period, or if such breach cannot reasonably be cured within such period, cure is commenced within such period and diligently pursued to completion, to terminate the Work of Contractor and enter upon and take over the Worksite and all machinery, equipment, tools, supplies and other items found thereon or enroute thereto, and may perform or cause to be performed the Work in such a manner as to complete the performance contemplated by this Contract in whatever reasonable manner Tenaska may deem expedient. In such an event, Contractor shall not be entitled to any further payments thereunder until the Work has been completely performed, and to the extent and at the time that the costs of completing the Work exceed those costs which would have been payable to Contractor to complete the Work, except for Contractor's default, Contractor will pay the difference (less any amounts previously due and unpaid to Contractor for Work satisfactorily performed by Contractor under this Contract) to Tenaska., provided that, Tenaska shall use reasonable efforts to mitigate the additional costs to Contractor for completion of the Work. Contractor agrees to execute any assignments necessary to make available to Tenaska the rights of Contractor under purchase orders and subcontracts. In the event of a termination of this Contract by Tenaska pursuant to this Section 1.18, there shall be no termination of any obligation of Contractor for the payment liquidated damages which may have accrued through the date of termination pursuant to Section 1.6 of this Contract.

         1.19     WARRANTIES.

         1.19.1   WORKMANSHIP AND MATERIAL WARRANTIES.

         (a) Contractor's engineering responsibility, including the specification and selection of material and equipment suitable for the facilities which are the subject of the Work under this Contract, shall be carried out in accordance with generally accepted engineering practice, and Contractor's construction responsibility shall be carried out in accordance with sound construction practice. Contractor shall require from its subcontractors the same standards of engineering practice and construction practice. All of Contractor's Work under this Contract shall be carried out in accordance with the Drawings to be prepared by Contractor under this Contract.

         (b) Notwithstanding Subsections 1.19(c) and 1.19(d), Contractor shall remedy any defects in the Work in accordance with Section 1.19.2 below, which appear within two (2) years from the date of Substantial Completion. A "defect" means any and all design, engineering, construction, manufacturing, installation, materials, equipment, Work, tools, or supplies which (i) does not conform to the terms of this Contract, (ii) fails to comply with the standards set forth in Section 1.19.1(a), (iii) is not of specified quality, (or of equal quality for all intended purposes), (iv) is of improper or inferior workmanship, or (v) is not suitable for use under the applicable climatic and range of operating conditions.

         (c) Contractor shall secure or cause its subcontractors to secure, for the benefit of Tenaska, warranties of third party vendors and suppliers with respect to workmanship, materials and equipment manufactured or furnished by them. Contractor shall use its best efforts, excluding litigation, to enforce such warranties, as if such third party workmanship, materials and equipment were warranted by Contractor. If Contractor or any of its subcontractors is unable to obtain such a warranty from any vendor or supplier with respect to any individual items, Contractor shall notify Tenaska of such inability and the parties shall mutually agree upon the vendor to be selected for such item.

         (d) Unless otherwise approved, in writing, by Tenaska, Contractor shall use its best efforts to include in all subcontracts entered into under this Contract a warranty of materials, equipment and workmanship extending to Tenaska and Contractor which shall provide that defects in materials, equipment and workmanship which may appear within two (2) years from the date of acceptance of the subcontractor's Work shall be repaired at subcontractor's expense. In no event shall warranties of materials, equipment and workmanship obtained from subcontractor's be for a period of less than one (1) year from the date of acceptance of the subcontractor's Work.

         1.19.2 REMEDIES. Tenaska shall notify Contractor in writing within fifteen (15) days of discovery by Tenaska of any defects in the Work, provided that any delay by Tenaska beyond such fifteen (15) days in notifying Contractor shall relieve Contractor from liability only to the extent of any additional expense which may arise as the direct result of such delay. At no additional cost, Contractor shall proceed promptly to take such action relating to its Work as is necessary to cause its Work to comply with the warranties specified in this Contract, and take such steps in accordance with the provisions of the foregoing subsections under Section 1.19.1 to enforce subcontractor or vendor warranties. Contractor shall be available for the performance of warranty repairs on a seven (7) day a week, twenty-four (24) hours per day basis. Contractor shall not be obligated to repair or replace any materials, operating equipment or Work which becomes defective as a result of improper operation or maintenance. Not later than six (6) months prior to the expiration of the warranty period, Contractor shall offer to Tenaska an optional seven (7) day a week, twenty-four (24) hours per day repair service to be performed following expiration of the warranty period for a mutually agreeable annual fee.

         1.20 TITLE. The title to all materials and consumables to be used in connection with the performance of the Work shall transfer to Tenaska upon delivery of the same to the Worksite and title to all Work, completed or in the course of construction, shall be in Tenaska but the ownership thereof shall not absolve Contractor from liability for loss or damage to same, nor from any other duty or responsibility for same as provided in this Contract. Upon transfer of title to Tenaska, Tenaska shall have title free and clear of claims and liens of all persons (subject to the statutory lien rights of Contractor until payment for the Work has been received by Contractor).

         1.21 CHANGES, EXTRA WORK AND OPTION. Tenaska reserves the right to order Changes or Extra Work by written request. Contractor shall make no Changes or do Extra Work, except on prior written instructions of Tenaska. Tenaska shall have the right, at any time prior to January 1, 2000, to exercise any of the options listed in Appendix B, Page 1 of 2, at the price set forth in such Appendix.

         1.21.1. CHANGES. As used in this Contract, the term "Change" contemplates a substitution for, or omission of, any Work, materials or other requirement within the Scope of the Work as described in Section 1.3 above, the performance of or compliance with which is contemplated by this Contract, and which are estimated by Tenaska and Contractor to affect the time required for performance of this Contract or increase or decrease the cost of the Work.

         1.21.2 EXTRA WORK. As used herein, the term "Extra Work" is defined to mean an item of Work or a manner of performance other than a Change, which is outside the Scope of Work as described in Section 1.3 above, but which is estimated by Tenaska and Contractor to affect the time required for performance of the Contract or increase or decrease the cost of the Work.

         1.21.3 AUTHORIZATION FOR CHANGES OR EXTRA WORK. If Tenaska requests a Change or Extra Work, Contractor shall furnish Tenaska with a written fixed price proposal for approval. Adjustments will be made to the total compensation set forth in Article II below upon written approval by Tenaska. If it is not possible for Contractor to prepare a fixed price proposal for this Change or Extra Work, or if Tenaska and Contractor do not promptly agree upon a fixed price, Contractor will perform the Change or Extra Work on a time and material basis. A schedule of unit pricing and rates for Changes or Extra Work for materials, installation services and engineering activities is provided in Appendix C. Rates for Changes or Extra Work for activities not covered under Appendix C will be negotiated.

         1.22 RISK OF LOSS. Prior to Substantial Completion, Tenaska will not, except for loss or damage caused by willful misconduct or negligent acts of Tenaska, be accountable or responsible for any loss or damage to any part of the Pipeline or Work and then only to the extent such loss or damage is not covered by the Builders' Risk policy, including but not limited to uninsured losses and deductibles. Except for Tenaska's liability as provided in the immediately preceding sentence, to the extent any loss or damage to any part of the Pipeline or Work is not covered by the All Risk Builders' Risk insurance, the risk of loss or damage to any part of the Pipeline or Work prior to Substantial Completion is and shall be the sole obligation of Contractor, including risk of loss to materials or consumables owned by Tenaska. On the date of Substantial Completion, Tenaska shall assume the care, custody and control of the Pipeline, including risk of loss or damage to the Pipeline and the Work.

                            ARTICLE II - COMPENSATION

         2.1 INVOICING AND PAYMENT. Contractor shall submit to Tenaska monthly written invoices based on percentage of completion of individual bid items listed in Appendix B along with any appropriate supporting documentation. Such invoices and supporting documentation shall be transmitted to the address of Tenaska set forth herein unless otherwise agreed to in writing by the parties hereto. Tenaska shall pay Contractor the amounts due under the invoices, within twenty-five (25) days of the receipt of the invoice. Such payment shall be made to the authorized and appropriately designated representative of Contractor via wire transfer. Extra Work and Change items performed on a fixed price basis shall be invoiced separately and will be paid in the same manner as described herein. If the Extra Work or Change is being performed on a time and material basis, Contractor will provide with its monthly invoice an itemized accounting of all labor charges, equipment rental charges and material costs to support the invoice amount. In the event of a dispute or question as to a portion of an invoice, Tenaska will make timely payment of the undisputed portion and will withhold the disputed portion until the same is resolved. All progress payments provided for in Section 2.1 are subject to deductions by Tenaska for (i) any overpayments (as a result of later determined inadequacy of some Work, Work not performed or miscalculations) made by Tenaska for any previous progress payment or period, (ii) any liquidated damages due Tenaska under this Contract,
(iii) such amount as Tenaska reasonably determines to be the cost to remedy any Work not done or which is defective or does not conform to this Contract (including breach of warranty) and the amount of any unsettled claims against Contractor or Tenaska (iv) the cost of any loss or damage to the Tenaska caused by Contractor and (v) any amounts due to Tenaska or other indemnified parties pursuant to the indemnification provisions of this Contract.

         2.2 COMPENSATION FOR THE WORK. Compensation shall be paid to Contractor for the performance of the Work according to the Fixed Price Schedule set forth in Appendix B. The payments made to Contractor by Tenaska pursuant to this
Article II shall constitute the sole and full compensation to Contractor as consideration for the performance of the Work. Neither Contractor nor the employees, agents or representatives of Contractor shall accept or receive any trade commission, discount, allowance or any other indirect payment or other consideration in connection with or in any way related to the performance of the Work. Neither Contractor nor any of the employees, agents or representatives of Contractor shall have or be entitled to any direct or indirect benefits of any royalty on or any gratuity or commission with respect to any patented, copyrighted or otherwise protected article or process used in connection with the performance of the Work unless otherwise expressly agreed to in writing by Tenaska. With the exception of all sales taxes, all other taxes levied in connection with the performance of the Work, including occupational, excise, unemployment, FICA, income taxes, state and federal gasoline and fuel taxes, property taxes on Contractor's equipment, tools and supplies necessary for performance of the Work, and customs duties on materials and supplies and all other taxes on any item or service that is a part of the Work, whether such tax is normally included in the price of such item or service or is normally separately stated, shall be the responsibility of Contractor and are included in the Fixed Price. Tenaska shall provide a Georgia sales tax exemption certificate to Contractor or will indemnify Contractor from all Georgia sales taxes levied against Contractor arising out of the performance of this Contract.

               ARTICLE III - POSTPONEMENT, TERMINATION AND DEFAULT

         3.1 TERMINATION FOR CONVENIENCE BY TENASKA. Tenaska may, at any time, in its sole and exclusive discretion, by written notice to Contractor, instruct Contractor to postpone or abandon the Work, in whole or in part, or terminate this Contract. Such postponement, abandonment or termination shall become effective five (5) days after the receipt of such notice by Contractor, unless a different period is agreed upon with Tenaska. Upon the receipt of such notice, Contractor shall strictly comply with the instructions set forth therein, and shall exert due diligence and best efforts to keep any further Work-related expenditures to a minimum. In the case of a partial postponement or abandonment, Tenaska will authorize a Change making any required adjustment to the Scheduled Completion Date or to Contractor's compensation.

         3.2 TERMINATION BY CONTRACTOR. Tenaska shall be in default to Contractor if Tenaska fails to timely pay Contractor any undisputed amounts due pursuant to the terms of this Contract following receipt by Tenaska from Contractor of a written notice of such default. An amount disputed by Tenaska must be disputed in good faith. Tenaska shall be allowed thirty (30) days from receipt of a notice of default to remedy such default after which Contractor may immediately terminate this Contract by written notice to Tenaska.

         3.3 PRESERVATION OF RIGHTS AND LIABILITIES. The termination of this Contract, for whatever reason, shall not prejudice any of the accrued rights, claims or liabilities of either Tenaska or Contractor under this Contract.

         3.4 ENTITLEMENT OF CONTRACTOR UPON POSTPONEMENT, ABANDONMENT OR TERMINATION. Upon the postponement, abandonment or termination of this Contract as provided in this Article III, and subject to the obligation of Contractor to keep expenditures to a minimum upon notice or such postponement, abandonment or termination, Contractor shall be entitled to receive those items of compensation that have been earned by the performance of the Work as of the date such notice is received by Contractor, as well as the reimbursement of any reasonable expenses incurred by Contractor in connection with the orderly termination of the Work.

         3.5 FORCE MAJEURE. Tenaska and Contractor shall give prompt written notice to the other, as the case may be, of any event or situation arising from circumstances beyond their reasonable control or which could not have been reasonably foreseen, and which by the exercise of due diligence such party is unable to prevent or overcome, that render the performance of the Work impossible ("force majeure"), provided that abnormally severe weather conditions sufficient to constitute force majeure are defined as only conditions which are at the Worksite and are shown to be conditions which have not occurred using a ten (10) year historical profile of U.S. Meteorological Society weather data from the nearest reporting station to the Worksite. In the event of a force majeure, the Scheduled Completion Date shall be extended to the extent of the delay actually caused by the force majeure. A party claiming force majeure shall make reasonable attempts to remedy the cause or causes constituting the force majeure, keeping the other party reasonably informed. Tenaska and Contractor shall in the event of any force majeure cooperate in good faith with one another to minimize and mitigate the impact of any such occurrence and do all things commercially reasonable under the circumstances to achieve this goal. It is the duty of the party claiming force majeure to prove all the elements of force majeure including (i) specific action taken to work around or mitigate the impact, (ii) specific event dates, durations and logic to support the claim and
(iii) specific cause for the claim of force majeure and to provide written documentation of such proof to the other party as soon as reasonably possible. Contractor shall not be entitled to increase the fixed price on account of an event of force majeure until Contractor has established the existence of more than twenty five (25) days (on a cumulative basis) of delays actually caused by force majeure. In the event that Contractor establishes the existence of more than twenty five (25) days (on a cumulative basis) of delays actually caused by force majeure, Contractor shall be entitled to increase the Fixed Price by an amount equal to the increase, if any, in the costs actually incurred by Contractor and demonstrated to the reasonable satisfaction of Tenaska by Contractor to be over and above those in the Fixed Price, but only to the extent such costs are reasonable and necessary and result directly from such force majeure delays arising from those delays actually caused by force majeure in excess of twenty five (25) days.

                       ARTICLE IV - SETTLEMENT OF DISPUTES

         4.1 DISPUTES. In the event of a dispute between Tenaska and Contractor with respect to the interpretation of this Contract or the performance required by this Contract, including any dispute which may result in a claim, (a "Dispute"), the aggrieved party shall notify the other in writing of the Dispute then existing (the "Dispute Notice"). In order for a party to proceed under this Section, the Dispute Notice must specifically state that the aggrieved party is invoking the

Dispute procedure of this Section 4.1. The parties shall then make a good faith attempt to resolve the Dispute, provided that the provisions of this Section 4.1 shall not override, delay or in any way prevent termination of this Contract by Tenaska or Contractor pursuant applicable Sections of this Contract governing termination of this Contract. During such attempted Dispute resolution, except as otherwise provided herein, the parties shall continue to proceed diligently and in good faith pursuant to the provisions of this Contract. In the event a Dispute is not resolved within sixty (60) Days following the date of the Dispute Notice, thereafter either party in its sole discretion may invoke litigation, provided that failure to invoke litigation shall not be a waiver of any such Dispute. During any litigation which arises out of a Dispute, all parties will continue to proceed pursuant to the provisions of this Contract without prejudice to the rights of Tenaska or Contractor to terminate as provided herein. In addition to the specific rights of termination and suspension as set forth in this Contract and except as limited in this Contract, Tenaska or Contractor shall have also available the remedies, among others, of an action for damages, restraining order, temporary injunction, permanent injunction, or specific performance of all or any provision hereof together with any other rights accruing to it at law or in equity. Tenaska shall not be required to invoke the Dispute procedure of Section 4.1 in order to withhold amounts permitted by this Contract to be withheld by Tenaska from a progress payment invoice or to draw upon the Letter of Credit provided pursuant to Section 1.17.

                         ARTICLE V - GENERAL PROVISIONS

         5.1 ASSIGNMENT; SUBCONTRACTING. Contractor shall not in any way assign, transfer, subcontract or otherwise transfer the obligations or the benefits of this Contract without the prior written consent of Tenaska. If Contractor does, with approval, subcontract the Work or any part thereof, or assign this Contract, in part of whole, it shall require its subcontractor or assignee to be bound to it and to assume toward it all of the obligations and responsibilities that it has assumed toward Tenaska and such shall not operate to release Contractor from any of its obligations and liabilities under this Contract unless specifically provided in Tenaska's written consent.

         5.2 GOVERNING LAW. This Contract shall be governed by and construed according to the laws of the State of Texas excluding their conflict of laws provisions to the maximum extent permitted by Section 35.51 of the Texas Business and Commerce Code and Owner and Contractor agree Dallas County, Texas shall be the most convenient forum for jurisdiction and resolution of any legal dispute hereunder and irrevocably submit to the jurisdiction of the federal and state courts located in Dallas County, Texas in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that the venue for such claims in respect of such action or proceeding shall be in such courts. For any claim arising out of or relating to this Agreement which must by statute be determined in the courts of the State of Georgia, Owner and Contractor hereby irrevocably submit to the jurisdiction of the Superior Court of Fulton County, Georgia and hereby irrevocably agree that the venue for such claims in respect of such action or proceeding shall be in such court.

         5.3 AMENDMENTS AND INTEGRATION. This Contract shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof. No prior statement or agreement, oral or written, shall vary or modify the written terms hereof. This

Contract may be amended only be a written document signed by both parties, stating that it is intended to amend this Contract.

         5.4 NOTICES. All notices, requests, demands and other communications required or permitted to be given by either Tenaska or Contractor hereunder shall be in writing and shall be deemed to have been given if delivered in person or by facsimile or by first class certified mail, postage and fees prepaid, to the address of the intended recipient as set forth below. Notice delivered in person shall be acknowledged in writing at the time of receipt. Notice delivered by facsimile shall be acknowledged by return facsimile within twenty-four (24) hours, excluding Saturdays, Sundays and public holidays. All such notices, requests, demands and other communications shall be deemed to have been received by the addressee, if by mail, three (3) days following mailing; if by facsimile, immediately following transmission; or if by personal delivery, upon such delivery. All such notices, requests, demands and other communications shall be sent to the following addresses:

         To Tenaska:       Tenaska Georgia Partners, L.P.
                           1044 North 115th Street, Suite 400
                           Omaha, Nebraska 68154
                           Facsimile No: (402) 691-9719
                           Attn: Larry V. Pearson, V.P., Fuel Supply

         To Contractor:    Willbros Engineers, Inc.
                           2087 East 71st Street (74136)
                           P.O. Box 701650
                           Tulsa, Oklahoma 74136-1650
                           Facsimile: (918) 493-3430
                           Attn: Steve W. Shores, Senior Vice-President

The foregoing addresses may be changed by either party by giving notice to the other as provided above.

         5.5 EXERCISE OF RIGHTS AND WAIVER. The failure of either party to exercise any right under this Contract shall not, unless otherwise provided or agreed to in writing, be deemed a waiver thereof; nor shall a waiver by either party of any provisions hereof be deemed a waiver of any future compliance therewith, and such provisions shall remain in full force and effect.

         5.6 RELATION OF THE PARTIES. In connection with the provision of the Work, the Contractor shall operate as and shall have the status of an independent contractor. Nothing in this Contract shall be construed as establishing or creating a relationship of master and servant or principal and agent between Tenaska and Contractor, or the employees, agents and representatives of Contractor.

         5.7 SEVERABILITY. In the event that any clause or provision in this Contract shall, for any reason, be deemed invalid or unenforceable, the remaining provisions and clauses shall not be affected, impaired or invalidated and shall remain in full force and effect, provided that the rights and obligations of the parties hereto remain substantially unchanged.

         5.8 LICENSED AND AUTHORIZED. Contractor represents and warrants that it is properly licensed and authorized by all necessary governmental and public and quasi-public authorities having jurisdiction over its Work required hereunder.

         5.9 HEADINGS AND CONSTRUCTION. The section headings are inserted for convenience of reference only and shall in no way effect, modify, define, or be used in construing the text of this Contract. Where the context requires, all singular words in this Contract shall be construed to include their plural and all words of neuter gender shall be construed to include the masculine and feminine forms of such words. The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without limitation." Notwithstanding the fact that this Contract has been prepared by one of the parties, all of the parties confirm that they and their respective counsel have reviewed, negotiated and adopted this Contract as the joint agreement and understanding of the parties. This Contract is to be construed as a whole and any presumption that ambiguities are to be resolved against the primary drafting party shall not apply.

         5.10 CONSENT. Contractor acknowledges that, as a condition of Tenaska obtaining financing for construction of the Project, Tenaska's Lender(s) will require a collateral assignment of this Contract. In connection therewith, such Lenders will require Tenaska to execute a collateral assignment of this Contract and an estoppel certificate together with a Consent and Agreement, all in a form and substance satisfactory to the Lenders, as well as deliver an opinion from legal counsel as to the validity and proper execution of this Contract, and like matters. Contractor agrees to execute and deliver such Consent and Agreement and to deliver such opinion of legal counsel as such Lenders may reasonably require and in form and substance as the Lenders and Contractor may reasonably agree.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representatives as of the date first written above.


                                   TENASKA GEORGIA PARTNERS, L.P.

                                   By: TENASKA GEORGIA, INC.
                                   Managing General Partner

                                   By: /s/_____________________________
                                   Title: Vice President


                                   WILLBROS ENGINEERS, INC.,
                                   a Delaware corporation

                                   By: /s/ ____________________________
                                   Title: Senior Vice President

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A
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                            NATURAL  GAS  PIPELINE        Date: 9/15/99
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     1.0      PROJECT DESCRIPTION

     1.1      INTRODUCTION
              Tenaska is proposing to construct, own and operate a simple cycle independent power production facility in Heard County, Georgia. A description of the pipeline requirements is included in Attachment I.

              Commercial operation of the plant is scheduled for May 1, 2001. This will require the pipeline to be completely installed, tested and ready to begin deliveries to the Power Plant by January 1, 2001.

     1.2      SITE DESCRIPTION
              The site for the proposed facility is located in Heard County, Georgia approximately nine miles northeast of Franklin and approximately 40 miles southwest of Atlanta. A 500 kV transmission line owned by Georgia Transmission Corporation runs through the site and will be used to interconnect the Project into the transmission system. Transco's natural gas pipelines run approximately one mile south of the site. Plant elevation is approximately 800 feet above mean sea level. A portion of the power plant site is within the 100-year flood plain. A site topographic map with wetland delineation is attached as Attachment III.

     1.3      PROJECT DESCRIPTION
              The following briefly describe key pipeline components. Scope of work and detailed technical requirements are specified in Attachments I, II, III, and IV.

              The pipeline will deliver natural gas from the Transco metering station to the Contractor provided pressure-regulating station on the Power Plant site. The pipeline and associated facilities will be sized for a peak day delivery of 270,000 Mcf/day at a delivery pressure of 485 psig to the Power Plant. The design pressure at the Transco metering station will be 850 psig. Transco expects the gas pressure to range from 530-psig minimum to 800psig maximum.

              The pipeline shall include, but not necessarily be limited to, the following piping, regulating station and filter/separator, valves, hookups for temporary pig launchers and receivers, cathodic protection, supports, and pipe coatings.

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     2.0      SCOPE OF WORK

     2.1      INTRODUCTION
              The Contractor shall be responsible for the design, engineering, equipment and materials procurement, construction, commissioning, start-up, and testing of the work. The scope of work shall include all tasks necessary to provide Tenaska a complete and functional pipeline in conformance with the performance parameters indicated in this RFP and acceptable to Tenaska.

              The engineering, procurement and construction services to be performed by the Contractor shall include, but not be limited to, the following:

              o Review of and compliance with local, state and federal codes, regulations and standards

              o Coordinate with the appropriate regulatory officials for design submittals and interpretation of codes, regulations, and standards

              o      Obtain all construction permits

              o      Prepare and issue pipeline routing drawings

              o      Provide schedule for use by Tenaska's Power Plant EPC
                     Contractor

              o Provide written facility description, system descriptions and system operating criteria

              o      Prepare and issue equipment list

              o      Conduct final soils investigations (if required)

              o      Develop civil and structural design criteria

              o      Prepare construction drawings

              o Procure and install all equipment and material between the tie-in points necessary for a complete pipeline facility

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                            NATURAL  GAS  PIPELINE        Date: 9/15/99
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              o      Prepare requisitions and specifications for equipment and
                     material, review bids and issue purchase orders for equipment and materials

              o Provide technical personnel for interface during field construction, checkout and start-up

              o Process and review vendor drawings and maintain a vendor document control system

              o Provide start-up and checkout services and supervision as required, supplemented as necessary by vendor personnel

              o      Provide operator training for up to 10 operators

              o Provide 10 sets of Operating and Maintenance manuals in English and U.S. units for all equipment

              o      Publish weekly progress report for Tenaska's review

              o      Expedite vendors as required to maintain project schedule

              o Participate in monthly project meeting conducted by Tenaska and Power Plant EPC Contractor

              o      Provide quality control and quality assurance programs

     2.2      ENGINEERING AND DESIGN
              2.2.1   GENERAL REQUIREMENTS
                      The Contractor shall be responsible for providing all engineering and design services required for the construction of the pipeline. Detail engineering shall include the preparation of equipment and material specifications, construction drawings based on calculations, studies and vendor information, and final as-built drawings.

                      The Contractor shall review and comply with all applicable local, state and federal codes, regulations and standards. Coordination with the

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                            NATURAL  GAS  PIPELINE        Date: 9/15/99
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                      appropriate regulatory officials, Transco and Power Plant
                      EPC Contractor shall be the Contractor's responsibility.

                      The engineering and design shall assure that all equipment and systems fit and work together as integrated systems and that the design and installation are compatible with systems provided by others such that their function, operation, safety and performance are not impaired.

                      The Contractor shall keep one (1) copy of all drawings, specifications, amendments, O&M manuals, and other pertinent data at the job site and engineer's office, and shall be kept in good order and available for use by Tenaska.

                      All Contractor specifications and design and construction drawings shall be stamped and signed by a professional engineer registered in the State of Georgia.

                      The Contractor shall prepare and maintain, on a current basis, drawing and specification lists, engineering and design schedule, and purchasing and delivery schedules to help monitor and expedite the progress of the work. The engineering/design and purchase/delivery schedules shall be prepared using the critical path method (CPM) scheduling technique and shall be coordinated with the Contractor's construction schedule.

                      The Contractor shall prepare and maintain complete plans showing the exact location and elevation of the equipment, apparatus, roadways, and access/maintenance aisles. These drawings will be updated to agree with the final equipment drawings, as they become available from the vendors.

              2.2.2   Civil Work
                      The Contractor shall be responsible for the full development of the civil engineering and design for the pipeline. The Power Plant EPC Contractor will provide clearing, grubbing and rough grading at the power plant site. The Contractor shall be responsible for all civil work along the pipeline route from the tie-in point at the Transco metering

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                            NATURAL  GAS  PIPELINE        Date: 9/15/99
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                      station to the termination point on the power plant site.
                      This shall include but not be limited to the following:

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                      o      Pipeline layout

                      o      Pipeline route preparation, clearing and grubbing

                      o      Grading, excavation and backfill

                      o      Directional boring (where required)

                      o      Erosion and sedimentation control

                      o      Construction access roads and parking

                      The Contractor shall prepare specifications for final soils exploration (if required) and pipeline survey as required for the engineering and design.

              2.2.3   STRUCTURAL WORK
                      The Contractor shall be responsible for structural engineering and design including preparation of calculations, drawings and specifications for all required pipeline supports, support foundations, substructures and steel structures.

              2.2.4   MECHANICAL WORK
                      The Contractor shall be responsible for the full development of the mechanical engineering and design within the regulator station and/or pipeline right-of-way including, but not limited to, the following:

                      o Design of pipeline included in the scope of the system. Preparation of necessary drawings to establish clearances and locate pipeline connections to components as well as location of any supports. Preparation of stress and flexibility analysis as required. Piping drawings shall locate required valves, fittings, specialties and connections. Drawings shall be suitable for general pipe fabrication and construction. Pipe support drawings shall be provided as necessary.

                      o Specifications and lists of necessary valves, piping materials, specialties and miscellaneous items.

                      o Preparation of cathodic protection drawings and location of equipment and materials.

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A
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     2.3      DRAWINGS
              The Contractor shall prepare all drawings required for procurement of equipment and materials, for construction of the facility, and for obtaining the required construction and Contractor building permits. The drawings shall show complete details of all components and types and location of all materials and equipment.

              The Contractor shall prepare, and maintain up-to-date, a master drawing list of all drawings, both design and vendor, for the project.

              The Contractor shall review and approve all vendor documents including outline drawings, diagrams, shop drawings, inspection and test procedures, samples and other vendor submissions for conformance with the design concepts and quality levels of the plant and for compliance and consistency with the Contractor's engineering calculations, drawings, and specifications.

              Contractor shall furnish to Tenaska for review two (2) copies of each drawing, including vendor drawings.

              Upon completion of the work, Contractor shall update all approved Contractor's working drawings, so that they show the final installation (as built) complete in all respects, and shall provide Tenaska with one (1) set of full size reproducibles on 3-mil Mylar base or similar material, with matte finish on both sides, three (3) blue-line copy sets, two (2) sets of final specifications, and one (1) set of final CAD drawings files on computer disks. All drawings, drawing notes, design data, and calculations shall be in English.

    2.4       SPECIFICATIONS AND PROCUREMENT
              The Contractor shall prepare specifications for the procurement of all equipment and materials required for the pipeline. The Contractor shall obtain equipment and materials from suppliers acceptable to Tenaska. Where vendor engineering is used, the Contractor is responsible for all aspects of the vendor design.

              The Contractor shall furnish copies of all Purchase Orders for equipment and materials.

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                                                          Scope
                                                          ----------------------
                                                          Page 7 of 10
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              The Contractor shall monitor and expedite the submittal of vendor documents and delivery of equipment and material to maintain the Project Schedule.

              The Contractor shall conduct shop inspections and witness shop tests on selected equipment. Tenaska shall have the right to inspect or witness the inspection of any equipment, materials, test, etc. The witnessing or inspection by Tenaska does not in any way relieve the Contractor of his obligations.

2.5           CONSTRUCTION, ERECTION AND COMMISSIONING
              The construction, erection and commissioning services shall consist of necessary management, materials, technical advisory services, supervision, labor and construction aids to install and make ready for turnover all the equipment and materials being provided for the pipeline.

              The contractor shall maintain a quality control program which provides that the engineering, manufacture, fabrication and construction are controlled at all points.

              2.5.1  GENERAL FIELD SERVICES

                     o Contractor shall provide construction management for the overall pipeline construction and scheduling.

                     o Contractor shall provide surveying as necessary to construct the pipeline.

                     o Contractor shall be responsible for the pipeline construction and scheduling and shall coordinate his construction efforts with Tenaska's Power Plant EPC Contractor and Transco.

                     o Contractor shall prepare and maintain, on a current basis, a detailed construction schedule using the critical path method (CPM) scheduling technique.

                     o Contractor shall be responsible for loading all equipment and materials included in its scope, onto suitable conveyances and transporting the equipment to the work site as well as unloading,

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A
                                                          Scope
                                                          ----------------------
                                                          Page 9 of 10
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                            sorting, inspecting, storing and cataloging of all
                            received items. Any damage to the factory applied coating after leaving the mill is the responsibility of the contractor and must be corrected.

                     o Contractor shall store all materials and equipment normally requiring protection on arrival at the site under weatherproof coverings and will protect the materials from injury during construction until final completion and acceptance.

                     o Contractor shall provide temporary office space, warehouse, sanitation, heating, telephone site security, staff accommodations and housing and tool room facilities and supplies as required for the performance of the field services included in its scope of supply.

                     o Contractor shall provide the necessary temporary distribution system for utilities such as water, electric lighting, electric power, fire protection, and sanitary facilities.

                     o Contractor shall provide all necessary construction and/or erection aids including cranes, scaffolding, tools, consumable supplies and expendable devices as required for the scope of work.

                     o Contractor shall be responsible for the clean-up, removal and disposal of trash, litter, and garbage and for the restoration of all above areas used during the course of this Contract.

                     o Contractor shall be responsible for compliance with all federal, state and local ordinances including noise and storm water runoff regulations. Construction delays associated with non-compliance with regulations, including the foregoing, shall not be considered as excusable delays.

                     o Contractor shall obtain and pay for all permits, fees, and inspections required by federal, state and city or local authorities.

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                                                          Scope
                                                          ----------------------
                                                          Page 10 of 10
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                     o      Contractor shall unpack, uncrate, and install all of
                            the equipment furnished as part of this project.

                     o Contractor shall assemble and align, at the job site, all the equipment and materials included in this offering.

                     o Contractor shall provide touch-up painting of equipment shipped already finished painted, where required, in accordance with its painting system and shall prime and finish painting all other exposed pipeline equipment and materials.

                     o Contractor shall provide technical advisory personnel for the construction and/or erection of the pipeline, its appurtenances, and other equipment as required.

              2.5.2  Commissioning Services
                     Upon completion of the construction and hydrostatic testing of the pipeline and facilities:

                     o Contractor shall perform a cleaning and checkout of the complete installation, including caliper and foam pigging of the pipeline.

                     o Contractor shall inject nitrogen blanket to protect pipeline until final startup occurs.

                     o Contractor will provide supervision of the nitrogen blowdown and preparation for startup with natural gas.

                     o Contractor shall provide for start-up and testing of equipment and systems included.

                     o      Contractor shall complete the as-built drawings.

                     o Contractor shall provide thorough classroom training of Tenaska's operating personnel.

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                                                          Scope
                                                          ----------------------
                                                          Page 11 of 10
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                     o      Contractor shall dispose of flushing, testing, and
                            cleaning media in an environmentally acceptable manner and in a manner acceptable to Tenaska and local authorities.

                     o Contractor shall install pipeline warning signs as required by code and at critical crossings.

              2.6    PROJECT MANAGEMENT
                     The management of the pipeline project will be under the direction of the Contractor's project manager who will be in charge of all aspects of the project. He will be in direct contact with Tenaska's designated representative, Power Plant EPC Contractor's project manager, Transco representative, and will report to the Contractor's corporate management. His responsibility and authority for the project will be limited only by terms of the Contract, by company policies, and by directives from management. The principal functions of the project manager throughout the course of the project can be summarized as follows:

                     o Organize the project work; select and assign qualified staff; delegate responsibility and authority to key staff; establish effective working relationships within the project group, the vendors, construction Contractor(s), and with Tenaska's designated project manager.

                     o Plan the work so it can be effectively accomplished by the project staff in accordance with a clearly-defined scope of work and overall schedule.

                     o Supervise project activities and ensure close contact is maintained with Transco and Tenaska, that departments providing support services have all necessary relevant information and that effective project wide communications are established.

                     o Provide the overall project management to direct the engineering, procurement and other services through project completion and start-up of the facilities.

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                                                          Scope
                                                          ----------------------
                                                          Page 12 of 10
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                     o      Publish a weekly progress report for Tenaska's
                            review.

                     o      Coordinate project administrative activities.

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 1 of 6
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                                  ATTACHMENT I



                       SYSTEM DESCRIPTION / DESIGN BASIS

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 2 of 6
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                            NATURAL  GAS  PIPELINE        Date: 9/3/99
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                        HEARD COUNTY, GEORGIA POWER PLANT
                           GAS SUPPLY PIPELINE SYSTEM

1.     SYSTEM DESCRIPTION
       The Gas Supply Pipeline System is comprised of four parts: a meter station, the pipeline from the gas supplier to the power plant, a filter/separator, and a pressure regulating station at the power plant. The meter station will be designed and constructed by others. The pipeline, filter/separator and the pressure regulating station are the responsibility of the EPC Contractor.

       1.1    PIPELINE
              The proposed pipeline route is approximately 6,500 feet long. It begins at the outlet of the meter station near the gas supplier's ("Transco's") pipeline and ends on the power plant site at the pressure regulating station. Two principal properties are traversed: the Goodson property and the Temple Inland property. Both properties are used for forestation and the harvesting of timber. Great Northern Nekoosa Corp. is the leaseholder of the Goodson property. The route is depicted on the attached drawing. The available temporary workspace (25 feet wide) and the orientation of the proposed pipeline in the permanent ROW (50 feet wide) are shown on the attached drawing.

              The pipeline shall be designed to accommodate the future use of in-line inspection tools or smart pigs. A launcher at the beginning and the receiver at the end are not parts of this project. However, the design shall incorporate the use of full-bore mainline valves and bypasses to enable use of temporary, portable pig traps. Mainline valves intermediate of the end-of-line facilities are not required.

              The only known special design features for this pipeline are the three (3) wetland/creek crossings. The first two are unnamed tributaries of Hilly Mill Creek. The third crossing is Hilly Mill Creek. These crossings are more fully described on drawings 50671-PL-1010, 50671-PL-1011 and 50671-PL-1012. The crossing of
              Hilly Mill Creek shall be accomplished by horizontal directional drilling while the other two crossings can be conventional open-cut crossings. The drawings for the conventional crossings depict the additional temporary workspace available outside the

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 3 of 6
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              wetland areas, the pipeline route plan and the existing ground profile. The approximate lengths of these crossings are 84 feet and 161 feet, respectively. The drawing for the directionally drilled crossing includes the profile of the proposed pipeline in relation to the existing ground profile as well as the route plan and additional temporary workspace. The directional drill will enter from the power plant side of the wetland (Hilly Mill Creek) and pipe staging will be on the opposite or south side. The approximate length of the drill from entry to exit is 1,210 feet.

              The temporary workspace for pipe laying is located to the east of the pipeline from the meter station through the second wetland crossing. From the end of the second wetland crossing to the Temple Inland property, the temporary workspace shifts to the west side of the pipeline. Once on Temple Inland property, the temporary workspace reverts to the east side.

              The 20" diameter of the pipeline will enable delivery of the nominated gas quantities as set forth below in Table 2.2-2 in accordance with the conditions specified therein.

              Population density defines a class location category that in turn requires a particular design factor used in determining pipe wall thickness for a particular strength or grade of pipe. While the current population density defines the proposed pipeline route as Class 1, designs shall be conducted for future population encroachment. Therefore, the design shall be for a Class 2 location. The line pipe tentatively selected for this project is 20-inch OD X 0.281-inch wall thickness API Specification 5L Grade X52. Pressure tests will be run at a pressure that will qualify the pipeline for Class 3, if required in the future. The line pipe shall have a factory-applied, corrosion-resistant coating of fusion bonded epoxy (FBE) with a nominal thickness of 14 to 18 mils.

1.2    PRESSURE REGULATING STATION
       A pressure regulating station is required at the power plant to maintain a constant delivery pressure to the gas turbine generators regardless of the gas demand; i.e., the number of units running. Pressure control valves and equipment shall be redundant.

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 4 of 6
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2.     DESIGN BASIS
       The design criteria applied to the Gas Supply Pipeline are based upon conventional technical considerations for cross-country gas pipelines.

       2.1    GAS CHARACTERISTICS

----------------------------------------------------------------------------------------
                                             TABLE 2.1-1
                                         GAS CHARACTERISTICS
----------------------------------------------------------------------------------------
   1.     Pipeline Inlet Pressure at Transco, Minimum, psig                   530

----------------------------------------------------------------------------------------
   2.     Pipeline Inlet Pressure at Transco, Maximum, psig                   850

----------------------------------------------------------------------------------------
   3.     Pipeline Inlet Temperature at Transco, Maximum, OF.                 120

----------------------------------------------------------------------------------------
   4.     Pipeline Inlet Temperature at Transco, Normal, OF.                   80

----------------------------------------------------------------------------------------
   5.     Gas Gravity (Air  =  1.0)                                          0.59

----------------------------------------------------------------------------------------
   6.   Molar Composition, %
                                                              N2             0.32
                                                              CO2            0.99
                                                              C1            95.07
                                                              C 2            2.47
                                                              C3             0.64
                                                              iC4            0.17
                                                              nC4            0.15
                                                              nC5            0.06
                                                              C6+            0.04
                                                                             0.09
----------------------------------------------------------------------------------------
   7.    Water Content, lbs./MMScf                                            { 7

----------------------------------------------------------------------------------------
   8.    Sulfur Content (as hydrogen sulfide), grain/100 Scf                { 0.3

----------------------------------------------------------------------------------------
Gross Heating Value, Btu/Scf                                           1,040 +/- 60
----------------------------------------------------------------------------------------

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                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 5 of 6
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       2.2    PIPELINE DESIGN
              Pipeline design will conform to Federal and State governmental regulations and industry codes and standards. The governing regulation is 49 CFR Part 192, Transportation of Natural and Other Gas by Pipeline: Minimum Safety Standards. ASME B31.8, Code for Pressure Piping: Gas Transmission and Distribution Piping Systems will also be used as referenced by 49 CFR Part 192. Other industry codes, standards and specifications that are assumed applicable are listed in Table 2.2-1.

       ---------------------------------------------------------------------------------------------------------------------
                                                           TABLE 2.2-1
                                     APPLICABLE INDUSTRY CODES, STANDARDS AND SPECIFICATIONS
       ---------------------------------------------------------------------------------------------------------------------
               ACTIVITY OR COMPONENT                             INDUSTRY CODE, STANDARD OR SPECIFICATION
       ---------------------------------------------------------------------------------------------------------------------
       1. Pipeline                             49 CFR Part 192, Transportation of Natural and Other Gas by Pipeline:
                                               Minimum Safety Standards
                                               ASME B31.8, Code for Pressure Piping:  Gas Transmission and Distribution
                                               Piping Systems (as applicable)

       ---------------------------------------------------------------------------------------------------------------------
       2. Pipeline Construction                International Pipe Line & Offshore Contractors Association:  Construction
                                               of Welded Steel Cross Country Pipelines

       ---------------------------------------------------------------------------------------------------------------------
       3. Welding                              API 1104, Standard for Welding Pipelines and Related Facilities

       ---------------------------------------------------------------------------------------------------------------------
       4. Line Pipe                            API 5L, Specification for Line Pipe

       ---------------------------------------------------------------------------------------------------------------------
       5. Line Pipe Transportation             API RP5L1, Recommended Practice for Railroad Transportation of Line Pipe

       ---------------------------------------------------------------------------------------------------------------------
       6. Valves                               API 6D, Specification for Pipeline Valves

       ---------------------------------------------------------------------------------------------------------------------
       7. Flanges                              ANSI B16.5, Steel Pipe Flanges and Flanged Fittings
                                               MSS SP-44, Steel Pipe Line Flanges

       ---------------------------------------------------------------------------------------------------------------------
       8. Fittings                             ANSI B16.9, Factory-made Wrought Steel Buttwelding Fittings
                                               MSS SP-75, specification for High Test Wrought Welding Fittings

       ---------------------------------------------------------------------------------------------------------------------
       9. End Closures                         API 6H, Specification for End Closures, Connectors and Swivels

       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          System Description &
                                                          Design Basis
                                                          ----------------------
                                                          Attachment I
                                                          Page 6 of 6
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                            NATURAL  GAS  PIPELINE        Date: 9/3/99
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
-----------------------------------------------------------------------------------------
                         TABLE 2.2-2
                   PIPELINE TECHNICAL DATA
-----------------------------------------------------------------------------------------
   1.     Daily Gas Volume From Transco, Maximum, MMScf                           270

-----------------------------------------------------------------------------------------
   2.     Standard Pressure, psia                                               14.73

-----------------------------------------------------------------------------------------
   3.     Standard Temperature, OF.                                                60

-----------------------------------------------------------------------------------------
   4.     Delivery Temperature from Pressure Regulating Station, Range, OF.    50-120

-----------------------------------------------------------------------------------------
   5.     Design Pressure, psig                                                   850

-----------------------------------------------------------------------------------------
   6.     Corrosion Allowance, inches                                             nil

-----------------------------------------------------------------------------------------


The following is a description of information which cannot be submitted electronically:

DRAWINGS OF :

TOPSOIL SEGREGATION - 1 PAGE
CREEK CROSSING #1 GROUND PROFILE AND TEMPORARY WORKSPACE - 1 PAGE
CREEK CROSSING #2 GROUND PROFILE AND TEMPORARY WORKSPACE - 1 PAGE
HILLY MILL CREEK DIRECTIONAL DRILL CROSSING - 1 PAGE

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 1 of 8
                                                          ----------------------
                                                          Date: 9/3/99
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                                  ATTACHMENT II

1.0      TECHNICAL REQUIREMENTS AND SPECIFICATIONS

1.1      GENERAL
         The Contractor shall furnish all engineering, procurement and construction work, and all equipment, materials, tools and other requirements necessary to provide a complete pipeline in accordance with the requirements and scope of work of this Appendix A. The technical requirements and specifications in this section describe the design basis and minimum level of quality for equipment, systems, materials and work. The pipeline and associated equipment and facilities shall be designed and constructed in accordance with these requirements and the requirements of Transco.

         The Contractor is encouraged to define to Tenaska any deviations from these specifications which, in the opinion of the Contractor, would improve the quality, appearance or performance of the facility. The deviations from these documents require written approval by Tenaska.

         It is the Contractor's responsibility that equipment and materials furnished and the design and construction work is in conformance with all applicable codes, regulations and standards.

1.2      CIVIL

         1.2.1    CLEARING
                  Contractor shall furnish all labor, materials, tools, equipment and services for all clearing and tree protection.

                  The Contractor shall clear from within the limits of construction all trees designated for removal, shrubs, brush, downed timber, rotten wood, heavy growth of grass and weeds, rubbish, structures and debris. Stumps, roots, root mats, logs and debris below the surface encountered within the limits of construction shall be grubbed (removed) if they are within the area of the pipeline trench and permanent right-of-way.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 2 of 8
                                                          ----------------------
                                                          Date: 9/3/99
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                  The Contractor shall protect existing trees, structures,
                  fencing and other vegetation to remain against damage. Do not smother trees by stockpiling construction materials or excavated materials within the drip line. Foot or vehicular traffic or parking of vehicles within the tree drip line shall be avoided. Temporary protection shall be provided. All trees, structures, fencing or vegetation damaged by contractors operation shall be repaired or replaced at Contractor's cost and consistent with easements from landowners and tenants.

                  All wastes shall be removed from the pipeline route including rubble, discarded junk or other debris encountered within the limits of construction. Combustible materials shall not be burned or organic matter buried on the pipeline route.

         1.2.2    Earthwork
                  Furnish all labor, materials, tools, equipment, and perform all work and services in connection with boring, excavation, trenching, filling and compacting for pipeline and final site grading:

         1.2.3    Boring, Trenching, Backfilling and Compacting
                  Contractor shall furnish all labor, materials, tools, equipment and services for the boring, excavation, trenching, stringing, backfilling and compacting for the pipeline and associated facilities.

                  Boring shall be by directional drilling methods.

                  Trenches shall be excavated by open cut method to the depth required to accommodate the work and DOT code. The Contractor shall verify the location of all utilities prior to excavation and shall comply with local rules and regulations governing the respective utilities.

                  Trenches shall be kept free of water.

                  Backfill shall begin as soon as practical after lowering in the pipe. No large clods of dirt or other material that will cause voids in the trench backfill shall be allowed in the trench.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 3 of 8
                                                          ----------------------
                                                          Date: 9/3/99
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                  Backfill shall be free of rock cobbles, roots, sod or other organic matter and frozen material to prevent damage to the coated pipe.

                  The Contractor shall be responsible for any damage to the pipe or pipe coating caused during or by the backfilling operation.

                  The backfill shall be mounded 8" - 12" above the ditch ground level. All excess soil shall be spread over the right-of-way and smooth graded as necessary.

         1.2.4    FINISH GRADING AND SEEDING
                  The Contractor shall furnish all labor, materials, tools, equipment and perform all work and services for finish grading and seeding. The Contractor shall finish grade and seed all areas disturbed by the Contractors work. The finished surface shall be free of stones, sticks or other material 1-inch or more in any dimension and shall be smooth and true to required and existing grades. Seeding shall be with native grasses.

         1.2.5    Soil Erosion and Sedimentation Control
                  The Contractor shall provide a soil erosion and sedimentation control plan design that complies with local requirements. The approved system shall be furnished, installed and maintained by the Contractor.

                  In addition to local requirements, the system shall comply with the "Standards and Specifications for Soil Erosion and Sedimentation Control in Developing Areas" by the U.S. Department of Agriculture, Soil Conservation Service.

1.3      STRUCTURAL
         1.3.1    FOUNDATIONS
                  The Contractor shall furnish labor, materials, tools, equipment, and services for any foundations required. The Contractor shall determine detailed design criteria and types of foundation support methods.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 4 of 8
                                                          ----------------------
                                                          Date: 9/3/99
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         1.3.2    Concrete
                  The Contractor shall furnish all materials, labor, supervision, services, tools and equipment required for all concrete work required for all foundations, pipe supports and other structures.

                  The system of concrete and reinforcing steel strength (at 28 days) combination shall be 4,000 psi.

         1.3.3    STRUCTURAL AND MISCELLANEOUS STEEL
                  The Contractor shall furnish all materials; labor, services, tools and equipment required for the design, fabrication and erection of all structural and miscellaneous steel required for the project.

1.4      MECHANICAL
         1.4.1    GENERAL REQUIREMENTS
                  The Contractor shall furnish all engineering, design, labor, materials, equipment and construction services required to provide a totally functional pipeline system. The work shall comply with applicable codes and standards, including, but not necessarily limited to, the following:

                  o  State and local codes, laws, ordinances, rules and
                  o  regulations American National Standards Institute
                  o  (ANSI) American Society of Mechanical Engineers
                  o  (ASME) American Society for Testing and Materials
                  o  (ASTM) Occupational Safety and Health Administration
                  o  (OSHA) U. S. DOT Title 49 Part 192
                       (Transportation of Natural and Other Gas by Pipeline:
                       Minimum Federal Safety Standards)
                  o  American Gas Association (AGA)
                  o  API Standard 1104

                  In case of conflict or disagreement between codes and standards, the more stringent conditions shall govern.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 5 of 8
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------

                  All underground piping will be installed with a minimum of four (4) feet of cover. Pipeline markers shall be installed along the pipeline route.

                  The Contractor shall test and place in successful service the pipeline and associated equipment. The Contractor to the satisfaction of Tenaska shall correct all defects in the construction and/or erection or in the associated equipment and materials.

                  The Contractor shall furnish equipment and materials required and perform tests necessary to demonstrate proper installation of the pipeline. Tenaska shall be notified at a reasonable time prior to any testing. These tests shall include, but not be limited to, the following:

                  o        Hydrostatic Testing
                  o        Radiographic examination of welds (100%)

                  The highest degree of cleanliness practically achievable shall be maintained throughout the project, keeping in mind that the piping are to be handled, assembled and welded under project conditions. Foreign matter, construction debris, welding rods and other consumables shall be removed.

                  Touch up paint shall be applied to all painted items as required.

         1.4.2    PIPING MATERIAL
                  Piping material selection shall be based on the design pressure, temperature and service conditions. Piping materials shall be in accordance with applicable ASTM and ANSI standards. Carbon steel piping shall be ASTM A53 or A106, coated and wrapped for all underground piping.
                  All above ground piping and equipment shall be painted.

                  Fittings shall be constructed of materials equivalent to the pipe on which they are used. Butt weld fittings shall be in accordance with ANSI B16.9, ANSI 16.28, and ASTM A234. The thickness of butt weld fittings shall be equal to the pipe wall thickness.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 6 of 8
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------

                  Flanges mating with flanges on piping, valves and fittings shall be of sizes, drillings and facings that match the connecting flanges. Flange class ratings shall be adequate to meet the pressure and temperature values specified for the piping with which they are used. Flanges shall be constructed of materials equivalent to the pipe with which they are used. Steel flanges shall conform to ANSI B16.5. Bolting shall conform to the requirements of ANSI B16.1 and ANSI B16.24.

         1.4.3    GAS REGULATING STATION AND FILTER/SEPARATOR
                  The Contractor shall furnish and install a gas regulating station and filter/separator on the power plant site to control the gas pressure at 485 psig, if the filter/separator is downstream of the regulators or 475 psig, if the filter/separator is upstream of the regulators at all flows from a minimum of 27,000 Mcf/day to maximum flow. The regulating station shall be capable of maintaining this pressure within a 1% range of the set pressure with a rate of change in gas flow of 6.5%/minute.

                  The gas regulating station shall be furnished with all regulating valves, isolation valves, relief valves and instrumentation. Isolation valves shall be installed upstream and down stream of the regulating valves to permit removal and maintenance. Inlet and outlet pressure gauges and transmitters shall be installed to permit the monitoring of gas pressures. Signals from the pressure transmitters will be sent to the Power Plant Distributed Control System. The wiring from the transmitters to the control room will be by others.

         1.4.4    INSTALLATION
                  All piping shall be installed in accordance with the Contractors design drawings. All above ground piping shall be installed in a neat, rectangular form.

                  Valves shall be installed is such a manner that they can be operated and maintained from grade.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 7 of 8
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------

                  All equipment, piping and valves of a temporary nature (including pig launcher and receiver facilities) shall be installed in a safe and workmanlike manner. This shall include such lines as temporary vents for hydrostatic testing. When the temporary piping is no longer required it shall be dismantled and removed.

                  All necessary flange isolation materials and insulated bushings and couplings shall be installed as required to properly isolate below grade piping from above grade piping and equipment. Bolting at insulated flanges shall consist of studs and nuts with sufficient stud length to allow at least one full stud thread to protrude through each nut. Sleeves shall extend into the insulating washers. After insulation, insulating flanges shall be tested to determine that the piping is properly electrically isolated to the satisfaction of Tenaska.

                  Welding procedures, welders and welding operators shall be qualified in accordance with Title 49 Code of Federal Regulations and API Standard 1104 (latest edition) "Welding of Pipelines and Related Facilities." Records of the names of the welding operators who make each weld shall be maintained. Documentation relative to the welder, welding operator and procedure qualification shall be made available where the work is being performed and also copies made available for Tenaska. Site facilities shall be provided where all welding operators shall perform qualification tests. The Contractor shall provide for on-site weld qualifications.

                  Preparation of weld ends and fit-up shall be in accordance with the requirements of PFI standards or other applicable requirements. Backing rings shall not be used without the approval of Tenaska.

                  Pipe bending shall be used when specifically required or where the use of elbows is impractical. All bends shall be smooth, without buckles and truly circular. The allowable flattening, as determined by the difference between minor and major axes, shall not be greater than five percent of the nominal diameter. Allowances shall be made for thinning of the pipe.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Technical Requirements
                                                          & Specifications
                                                          ----------------------
                                                          Attachment II
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Page 8 of 8
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------

         1.4.5    CATHODIC PROTECTION
                  All buried piping shall be mill coated and joints coated, and wrapped and provided with a cathodic protection system. Cathodic protection systems shall be designed and installed to meet the criteria of the National Association of Corrosion Engineers (NACE). Based on soil resistivity the Contractor shall determine whether cathodic protection systems shall be of the sacrificial or impressed current types. Test stations shall be installed to monitor the effectiveness of the cathodic protection systems and the integrity of the electrical isolation means.

                  The pipe coating system shall be tested for holidays and repaired where necessary.

         1.4.6    INSPECTION AND TESTING
                  Inspection and testing shall be performed in accordance with the requirements of the applicable code and in accordance with the following criteria.

                  Hydrostatic testing of the pipeline shall be performed on the pipeline after completion. The length of pipe to be inserted during the directional drill should be tested before running through the underground bore hole. Hydrostatic testing shall be performed with cold water at a pressure to qualify the pipeline as stated in this Appendix A, Attachment I. The water shall be filtered between test sections.

                  After hydrostatic testing the pipeline shall be dewatered, dried and cleaned using pipeline pigs (including foam pig and caliper pig). All water used for hydrostatic testing shall be disposed of in an environmentally acceptable manner.

         1.4.7    NITROGEN BLANKET AND COMMISSIONING
                  Nitrogen will be injected into the pipeline after drying and cleaning to protect the pipeline until natural gas is introduced into the pipeline.

                  Commissioning of pipeline will be performed when nitrogen is removed and natural gas is injected into the pipeline to place it into service.

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Wetlands Locations
                                                          ----------------------
                                                          Attachment III
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/3/99
--------------------------------------------------------------------------------



                                 ATTACHMENT III


The following is a description of information which cannot be submitted electronically:


                        MAP SHOWING WETLANDS LOCATIONS -
                                     1 PAGE

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Survey
                                                          ----------------------
                                                          Attachment IV
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/3/99
--------------------------------------------------------------------------------



                                  ATTACHMENT IV


The following is a description of information which cannot be submitted electronically:

                        SURVEY OF PIPELINE ROUTE - 1 MAP

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix A - Scope
                                                          Schedule
                                                          ----------------------
                                                          Attachment V
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/3/99
--------------------------------------------------------------------------------



                                  ATTACHMENT V


The following is a description of information which cannot be submitted electronically:


                            PROJECT SCHEDULE - 1 PAGE

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix B
                                                          Fixed Price Schedule
                                                          ----------------------

--------------------------------------------------------- Page 1 of 2
                            NATURAL  GAS  PIPELINE
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------


                                   APPENDIX B

                              FIXED PRICE SCHEDULE


Base Scope  -  20" Steel Natural Gas Pipeline Including:

         o        6,559 Linear Feet of Coated Pipe

         o        Valves

         o        Cathodic Protection

         o        Regulator Station

         o        Filter / Separator (270 MMScfd) with Bypass

         o        Pipeline Cleaned and Dried to -38O F. and a Nitrogen Blanket

         o        One Run of T.D. Williamson Electronic Caliper Pig

         o        Assumption of Risk for 2,000 LF of Rock Ditch

         o        Four (4) Feet of Cover / ROW Grading and Reseeding with Native
                  Grass

         o Four (4) - 8'x20'x 4" Thick Pre-cast Concrete Slabs Installed Over Pipeline for Protection During Logging Operations at Locations to be Specified by Tenaska.

                                            Total EPC Price             [*]

Options Available to Tenaska:

         o        Radio Link                            -               [*]

         o        Heater                                -               [*]

         o        Pipe Size Increase from 20" to 24"    -               [*]

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix B
                                                          Fixed Price Schedule
                                                          ----------------------

--------------------------------------------------------- Page 2 of 2
                            NATURAL  GAS  PIPELINE
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------


The following clarifications and exceptions apply:

--------------------------------------------------------------------------------
                     TECHNICAL CLARIFICATION AND EXCEPTIONS
--------------------------------------------------------------------------------
   NO.                      CLARIFICATION / EXCEPTION
--------------------------------------------------------------------------------
1. The origin of the pipeline (the tie-in point at Transco's meter station) shall be assumed to be within 100 feet of the point of intersection shown 16.82 feet from the southern edge of Easement Area
         7. Any origin greater than 100 feet from said point of intersection will be considered extra work.

--------------------------------------------------------------------------------
2. The termination point of the pipeline as shown on Attachment IV is defined as follows: The termination point for the pipeline shall be within 50 feet of the pressure regulating station. The pressure regulating station shall be located within 100 feet of a point that is offset 300 feet from a point 300 feet north of the southernmost existing electrical line transmission tower as measured along the centerline of the existing electric power lines. Any revised location for the regulating station greater than 100 feet from the location for the regulating station as defined in Attachment IV will be considered extra work.

--------------------------------------------------------------------------------
3. The location of the mainline valve for the connection of temporary launcher or receiver shall be assumed to be within 30 feet of the origin or termination points, respectively. Any location greater than 30 feet will require additional compensation in accordance with the schedule of rates for extra work.

--------------------------------------------------------------------------------
4. Scraper launcher and receiver, temporary or otherwise, are excluded from this proposal.

--------------------------------------------------------------------------------
5.       Unpriced copies of purchase orders will be provided.

--------------------------------------------------------------------------------
6. Copies of drawings furnished to Tenaska shall be blue line or black line at Willbros' option.

--------------------------------------------------------------------------------
7. An area 150 feet by 100 feet shall be available on the proposed power plant site for site office and material storage. This area shall be located at an elevation above the 100-year flood plan.

--------------------------------------------------------------------------------
8. Valves 8" NPS and larger shall have manual gear operators; valves 6" NPS and smaller shall have manual level operators.

--------------------------------------------------------------------------------
9. Any lighting at scraper trap areas or pressure regulating station area will be provided by others.

--------------------------------------------------------------------------------
10. Tenaska shall provide geotechnical data from soil borings for Hilly Mill Creek.

--------------------------------------------------------------------------------
11. Sales tax at 6% is included on materials. No allowance is made for sales or use tax on labor.

--------------------------------------------------------------------------------
12. 100% of right-of-way and all access points are available prior to construction mobilization.

--------------------------------------------------------------------------------
13. Cuttings from directional drill will be disposed evenly along the right-of-way.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix C
                                                          Rates For Changes or
                                                          Extra Work
                                                          ----------------------

--------------------------------------------------------- Page 1 of 1
                            NATURAL  GAS  PIPELINE
                                                          ----------------------
                                                          Date: 9/3/99
--------------------------------------------------------------------------------


                                   APPENDIX C

                         RATES FOR CHANGES OR EXTRA WORK


6.4      CHANGES AND EXTRA WORK

         Changes and extra work will be handled in accordance with the contract and the following paragraphs:

         6.4.1 Additional Material - Additional material will be provided at cost plus 15%.

         6.4.2 Construction - Extra work will be performed on the schedules of rates for labor and equipment provided in Exhibit 6-3, plus 10%.

         6.4.3 Engineering and Field Services - Extra work will be performed on the Schedule of Rates provided in Exhibit 6-4.

         6.4.4 Rock Excavation - Rock ditch in excess of that included in the base price will be compensated at $16.00 per lineal foot.

The following is a description of information which cannot be submitted electronically:

Construction Extra Work Rates - 6 Pages

Schedule of Rates for Extra Work- Technical and Support Staff (Offices Services)
- 8 Pages

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix D
                                                          Letter of Credit
                                                          ----------------------
                                                          Page 1 of 3
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/15/99
--------------------------------------------------------------------------------



                                [BANK LETTERHEAD]

DATE: [ISSUANCE DATE]

IRREVOCABLE STANDY LETTER OF CREDIT NUMBER: ________________

         BENEFICIARY:                            APPLICANT:

TENASKA GEORGIA PARTNERS, L.P.           WILLBROS ENGINEERS, INC.
1044 North 115th Street, Suite 400       2087 East 71st Street
Omaha, Nebraska  68154-4446              Tulsa, Oklahoma  74136
Attention:  Michael F. Lawler            Attention: ___________________

                                         AMOUNT:
                                         USD __________________________
                                         ______________________________
                                         ______________________________

                                         EXPIRATION:
                                         ______________________________

GENTLEMEN:

WE HEREBY OPEN OUR IRREVOCABLE STANDY LETTER OF CREDIT NO. ________ IN YOUR FAVOR, FOR ACCOUNT OF WILLBROS ENGINEERS, INC. ENGINEERS, INC. IN AN AMOUNT UP TO BUT NOT EXCEEDING USD ______________ (_______________________________ NO/100
UNITED STATES DOLLARS), TO BE INCREASED AS STATED BELOW, AVAILABLE BY YOUR DRAFT(S) AT SIGHT DRAWN ON _____________________ AND ACCOMPANIED BY:

YOUR SIGNED STATEMENT READING AS FOLLOWS: "WE CERTIFY THAT (A) WILLBROS ENGINEERS, INC. HAS FAILED TO COMPLY WITH AN OBLIGATION UNDER THE AGREEMENT FOR ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES, DATED __________________, 1999, BETWEEN TENASKA GEORGIA PARTNERS, L.P. AND WILLBROS ENGINEERS, INC., AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME OR (B) IF WITHIN FIFTEEN (15) DAYS OF THE EXPIRATION DATE OF THE LETTER OF CREDIT, WILLBROS ENGINEERS, INC. HAS NOT COMPLETED ALL PERFORMANCE DUE FROM WILLBROS ENGINEERS, INC. UNDER THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT OR A SATISFACTORY SUBSTITUTE LETTER OF

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix D
                                                          Letter of Credit
                                                          ----------------------
                                                          Page 2 of 3
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/15/99
--------------------------------------------------------------------------------

CREDIT HAS NOT BEEN DELIVERED ON BEHALF OF WILLBROS ENGINEERS, INC., TO TENASKA GEORGIA PARTNERS, L.P. WE FURTHER CERTIFY THAT WE HAVE ON OR BEFORE THIS DATE PROVIDED WILLBROS ENGINEERS, INC. WITH A WRITTEN NOTICE OF OUR INTENT TO DRAW UNDER __________________________. LETTER OF CREDIT NO. _____________."

THE TERM "BENEFICIARY" INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY, INCLUDING WITHOUT LIMITATION, ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

ALL DRAFTS DRAWN UNDER THIS LETTER OF CREDIT MUST BE MARKED "DRAWN UNDER __________________________. LETTER OF CREDIT NO. __________."

PARTIAL DRAWINGS ARE PERMITTED.

WE ENGAGE WITH YOU THAT EACH DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON DELIVERY OF THE DOCUMENTS AS SPECIFIED IF PRESENTED AT THIS OFFICE ON OR BEFORE _________________________.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: _______________.

THIS LETTER OF CREDIT IS AVAILABLE ACCORDING TO THE FOLLOWING SCHEDULE:

(A) __________________________________________________________________
(B) __________________________________________________________________
(C) __________________________________________________________________
(D) __________________________________________________________________

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE, 1993 REVISION, PUBLICATION NO. 500.

THIS ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS THERETO MUST BE SUBMITTED TO US TOGETHER WITH ANY DRAWINGS HEREUNDER FOR OUR ENDORSEMENT OF ANY PAYMENTS EFFECTED BY US AND/OR FOR CANCELLATION. THE ORIGINAL UNCANCELLED LETTER OF CREDIT AND ALL AMENDMENTS THERETO WILL BE RETURNED TO YOU AFTER OUR ENDORSEMENT UNLESS THE DRAFT IS A) FOR THE FULL AMOUNT AVAILABLE IN

--------------------------------------------------------------------------------

                        TENASKA GEORGIA PARTNERS, L.P.    Appendix D
                                                          Letter of Credit
                                                          ----------------------
                                                          Page 3 of 3
--------------------------------------------------------------------------------
                            NATURAL  GAS  PIPELINE        Date: 9/15/99
--------------------------------------------------------------------------------

ACCORDANCE WITH THE TERMS HEREIN, B) THE LETTER OF CREDIT IS BEING CANCELLED AT YOUR REQUEST, OR C) THE LETTER OF CREDIT HAS EXPIRED.

IF YOU REQUIRE ANY ASISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL _________________________________.

BANK OF ___________________________________.


____________________________________        _________________________________
FOR CASHIER                                 FOR CASHIER

                     THIS DOCUMENT CONSISTS OF ____ PAGE(S).

                             GUARANTY OF OBLIGATION

This Guaranty is made by Willbros Group, Inc., a Panama corporation, ("Guarantor"), in favor of TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership ("Tenaska"), with respect to that certain Engineering, Procurement and Construction Agreement dated the 23rd day of September, 1999, between Tenaska and WILLBROS ENGINEERS, INC., a Delaware corporation ("Contractor"), for the construction of a natural gas transmission pipeline from the Transcontinental Gas Pipeline Corporation meter station to the Tenaska Georgia Generation Station, as amended, supplemented or otherwise modified from time to time (hereinafter called the "EPC Agreement"), in consideration of the execution of the EPC Agreement by Tenaska with Contractor.

Guarantor states and represents that Guarantor will derive direct and indirect benefit from the making of the Guaranty.

NOW, THEREFORE, for good and valuable consideration, Guarantor hereby covenants and agrees as follows:

1. Guarantor hereby unconditionally guarantees the full and timely performance by Contractor of all of its obligations under the EPC Agreement, as it from time to time may be amended, and hereby undertakes that if Contractor shall in any respect fail to perform and observe all of the terms, provisions, conditions, and stipulations of the EPC Agreement, Guarantor warrants the faithful performance of all of such terms and conditions and will fully indemnify and keep indemnified Tenaska against all claims, losses, damages, costs and expenses whatsoever which Tenaska may incur by reason of Contractor's failure to perform and observe any of the terms, provisions, conditions, and stipulations of the EPC Agreement (collectively, the "Guaranteed Obligations"). THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL GUARANTOR BE DISCHARGED FROM ANY THEREOF, FOR ANY REASON WHATSOEVER (other than the payment, observance and performance of the Guaranteed Obligations and other than as provided in Section 9 of this Guaranty), including (and whether or not the same shall have occurred or failed to occur once or more than once and whether or not Guarantor shall have received notice thereof):

         (a) (i) any increase in, (ii) any extension of the time of payment, observance or performance of, (iii) any other amendment or modification of any of the other terms and provisions of, (iv) any release, composition or settlement (whether by way of acceptance of a plan of reorganization or otherwise) of, (v) any subordination (whether present or future or contractual or otherwise) of, or (vi) any discharge, disallowance, invalidity, illegality, voidness or other unenforceability of, the Guaranteed Obligations;

         (b) (i) any failure to obtain, (ii) any release, composition or settlement of, (iii) any amendment or modification of any of the terms and provisions of, (iv) any subordination of, or (v) any discharge, disallowance, invalidity, illegality, voidness or other enforceability of, any other guaranties of the Guaranteed Obligations;

         (c) any termination of or change in any relationship between Guarantor and Contractor, including any such termination or change resulting from a change in the ownership of Guarantor or from the cessation of any commercial relationship between Guarantor and Contractor;

         (d) any exercise of, or any election not or failure to exercise, delay in the exercise of, waiver of, or forbearance or other indulgence with respect to, any right, remedy or power available to Tenaska, including (i) any election not or failure to exercise any right of set-off, recoupment or counterclaim, and (ii) any election of remedies effected by Tenaska, and

         (e) ANY OTHER ACT OR FAILURE TO ACT OR ANY OTHER EVENT OR CIRCUMSTANCE THAT (i) VARIES THE RISK OF GUARANTOR HEREUNDER OR (ii) BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR HEREUNDER OR DISCHARGE GUARANTOR FROM ANY THEREOF.

2. Guarantor represents and warrants to Tenaska and Tenaska's successors and assigns that:

         (a) Guarantor is duly organized and validly existing as a Panama corporation;

         (b) Guarantor is authorized and has all necessary power and authority, corporate and other, to execute and deliver this Guaranty and to perform the obligations of Guarantor, including all obligations of Contractor pursuant to the EPC Agreement;

         (c) This Guaranty reasonably may be expected to benefit directly or indirectly, Guarantor;

         (d) This Guaranty has been duly executed and delivered by Guarantor and is the valid, binding, and enforceable contract of Guarantor;

         (e) The execution and delivery of this Guaranty by Guarantor and its performance of its obligations under the Guaranty, do not (and, to the best of Guarantor's knowledge, will not) conflict with any law, rule or regulation, or any agreement, instrument, indenture, deed or any other restriction, to which such Guarantor is subject or a party, or accelerate or affect any of its obligations under any thereof.

3. Guarantor shall cause Contractor to duly and timely perform all of the Guaranteed Obligations including the obligations of Contractor under the EPC Agreement, as it may from time to time be amended.

4. The obligations of Guarantor hereunder include, without limitation, all liabilities for liquidated or similar damages and warranty obligations of Contractor.

5. Tenaska may enforce against Guarantor any and all of the rights of Tenaska under this Guaranty without having instituted or completed any legal, arbitration or other proceedings against Contractor or any partner or joint venturer in Contractor.

6. This Guaranty shall be governed by and construed according to the laws of the State of Texas. Guarantor submits to personal jurisdiction in the State of Texas and further agrees that the non-exclusive venue for any such action may be in the state and federal courts located in Dallas County, Texas.

7. Guarantor waives: (a) any requirement, and any right to require, that any right or power be exercised or any action be taken against the Contractor, any partner or joint venturer in Contractor, or any other guarantor or any collateral for the Guaranteed Obligations; (b) (i) notice of acceptance of and intention to rely on this Agreement, and
         (ii) all other notices that may be required by applicable law or otherwise to preserve any rights against Guarantor under this Agreement, including any notice of default, demand, dishonor, presentment and protest; and, (c) diligence.

8. Guarantor shall not assert any right to set off against claims by Tenaska hereunder other than claims which Contractor has a right to set off under the EPC Agreement.

9. Notwithstanding any other provision to the contrary set forth herein, Guarantor retains the right to assert any and all claims, defenses and limitations of liability possessed by Contractor under the terms of the EPC Agreement, (but excluding any defense based upon absence of binding effect of the EPC Agreement).

10.      Guarantor's obligations hereunder (a) are absolute and unconditional,
         (b) subject to Section 9 above, are unlimited in amount, except as provided in the EPC Agreement, (c) constitute a guaranty of payment and performance and not a guaranty of collection, (d) are as primary obligor and not as a surety only, (e) shall be a continuing guaranty of all present and future Guaranteed Obligations, and (f) shall be irrevocable.

11. This Guaranty may be assigned by Tenaska to Tenaska's lenders for the project and shall inure to the benefit of such assignee(s).

12.      Notice to Guarantor shall be to:
                  Willbros Group, Inc.
                  %Willbros USA, Inc.
                  600 Willbros Place
                  2431 East 61st Street
                  Tulsa, Oklahoma 74136
                  Attn: John Hove

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to Tenaska in the name and on behalf of Guarantor by one of its officers who is duly authorized to do so, for the benefit of Tenaska, as of this 23rd day of Septmber, 1999.


                                  Guarantor
                                  WILLBROS GROUP, INC.

ATTEST:

By: /s/                           By: /s/
   -----------------------           ------------------------
                                            (Name)

Title: Assistant Secretary           Executive Vice President
      --------------------           ------------------------
                                            (Title)

                            CERTIFICATE OF SECRETARY

                              WILLBROS GROUP, INC.

         I, John N. Hove, being the duly elected and acting Corporate Secretary of WILLBROS GROUP. INC., a corporation organized and existing under and by virtue of the laws of the Republic of Panama (hereinafter referred to as the "Corporation"), do hereby

                                 C E R T I F Y :

1. THAT the following preambles and resolutions are a true, correct and complete copy of the same duly adopted by Memorandum of Action signed by all of the members of the Executive Committee of the Board of Directors of the Corporation on September 23, 1999, and that such resolutions have not been rescinded since their adoption and are in full force and effect on the date hereof:

EXECUTION OF GUARANTEE

              WHEREAS, Willbros Engineers, Inc., a Delaware corporation ("WEI"), is an indirect wholly-owned subsidiary of the Corporation; and

              WHEREAS, WEI has entered into an Engineering, Procurement and Construction Agreement dated September 23, 1999, with Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska"), with respect to the construction of a natural gas transmission pipeline from the Transcontinental Gas Pipeline Corporation meter station to the Tenaska Georgia Generation Station (the "EPC Agreement"); and

              WHEREAS, WEI has certain obligations to Tenaska under the EPC Agreement; and

              WHEREAS, Tenaska has requested the provision of a parent company guarantee by the Corporation with respect of the obligations of WEI under the EPC Agreement, such guarantee to be substantially in the same form attached hereto (the "Guarantee"); and

              WHEREAS, the provision of the Guarantee is deemed to be in the best interests of the Corporation;

              NOW, THEREFORE, BE IT

              RESOLVED, that the form of, and the terms and conditions contained in, the Guarantee be, and the same hereby are, authorized and approved in all respects; and further

              RESOLVED, that the execution, delivery and performance by the Corporation of the Guarantee be, and the same hereby are, authorized and approved in all respects; and further

              RESOLVED, that the Chairman, the President and each of the Vice Presidents of the Corporation be, and each of them individually hereby is, authorized and empowered to negotiate and make such changes, modifications, additions and deletions to the Guarantee as they, or any of them, in their sole discretion, may deem appropriate, and to execute and deliver, for and on behalf of the Corporation, the Guarantee, in such form as the officer or officers executing the same shall deem necessary, advisable or appropriate, as shall be conclusively evidenced by his signature affixed thereon; and further

              RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized and empowered, for and on behalf of the Corporation, to execute and deliver any and all additional documents, instruments and papers, and to take or cause to be taken such additional actions, as they or any of them, in their sole discretion, may deem necessary, convenient or appropriate in connection with the negotiation, execution and deliver of the Guarantee and to carry out the purposes of the foregoing resolutions, and in this connection to take such action and to execute, deliver, acknowledge, record, file and certify all such further instruments, certificates, letters, agreements, documents, papers and undertakings as the officer or officers so acting may consider and determine necessary, advisable or convenient, as shall be conclusively evidenced by his signature affixed thereon.

2. THAT the persons identified below are duly elected, qualified and acting Officers of the Corporation; and that they hold the office or offices set forth opposite their names on the date hereof:



            NAME                                         TITLE
         Larry J. Bump                      Chairman of the Board and Chief
                                              Executive Officer

         Paul A. Huber                      President and Chief Operating Officer




            NAME                                         TITLE
         Melvin F. Spreitzer                Executive Vice President, Treasurer
                                              And Chief Financial Officer

         Lawrence R. Fisher, Jr.            Senior Vice President

         John N. Hove                       Corporate Secretary

         J.T. Dalton                        Assistant Secretary

         Kathy E. Alexander                 Assistant Secretary

         Thomas B. Reilly                   Assistant Treasurer

         David W. Arneson                   Assistant Treasurer



3. AND I FURTHER CERTIFY THAT I am authorized to execute this Certificate on behalf of the Corporation.

         IN WITNESS WHEREOF, I have hereunto executed this Certificate and affixed the seal of the Corporation, this 27th day of September, 1999


                                  By: /s/ John N. Hove
                                     ------------------------------------
                                               John N. Hove
                                            Corporate Secretary

         I Paul A. Huber, President of the Corporation, do hereby certify that John N. Hove is the duly elected, qualified and acting Corporate Secretary of the Corporation, and that the signature set forth above his name is his true and genuine signature.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 1999.

                                      /s/ Paul A. Huber
                                      -----------------------------------
                                                Paul A. Huber
                                                  President

County of Tulsa                 )
State of Oklahoma               ) Section
United States of America        )

       Before me, the undersigned, a Notary Public in and for the aforementioned County, State and Country, on this 27th day of September, 1999, personally appeared Paul A. Huber and John N. Hove, President and Corporate Secretary, respectively, of WILLBROS GROUP, INC., to me known to be the identical persons who executed the foregoing instrument, and acknowledged that they executed the same as their free and voluntary act and deed, and as the free and voluntary act and deed of said Corporation.

       In Witness Whereof, I have hereunto set my official signature and affixed my notarial seal the day and year last above written.


                                  /s/ Kathy E. Alexander
                                  -------------------------------------
                                            Kathy E. Alexander
                                              Notary Public

My Commission Expires:
  February 27, 2001
----------------------


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